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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 17, 2003


                              ANTARES PHARMA, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

               Minnesota                   0-20945               41-1350192
               ---------                   -------               ----------
      (State or Other Jurisdiction       (Commission          (I.R.S. Employer
           of Incorporation)             File Number)        Identification No.)


               707 Eagleview Boulevard, Suite 414, Exton, PA      19341
               ---------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (610) 458-6200


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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     THE FOLLOWING IS A SUMMARY OF THE DOCUMENTS DISCUSSED BELOW AND IS NOT
   INTENDED TO BE A COMPLETE DESCRIPTION OF SUCH DOCUMENTS OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF SUCH DOCUMENTS. REFERENCE IS MADE TO THE COPIES OF
  SUCH DOCUMENTS ATTACHED HERETO AS EXHIBITS FOR A COMPLETE DESCRIPTION OF THE
                     TERMS AND CONDITIONS OF SUCH DOCUMENTS.

Item 5.       Other Events.

        On July 17, 2003, Antares Pharma, Inc. (the "Company") completed a private placement of its common stock and warrants to four investors. Specifically, the Company sold 2,000,000 shares of its common stock, par value $.01 per share, for an aggregate purchase price of $2,000,000. As part of the transaction, the Company also issued to the investors five-year warrants (the "Warrants") to purchase an aggregate of 1,500,000 shares of the Company's common stock at an exercise price of $1.25 per share. The Company granted the investors customary demand and piggyback registration rights with respect to the shares of its common stock issued and that are issuable upon exercise of the Warrants. The investors also signed lock-up agreements under which they agreed not to sell the shares of common stock issued and that are issuable upon exercise of the Warrants prior to January 1, 2004.

        On July 22, 2003, the Company issued a press release announcing the completion of this transaction, a copy of which is attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

          10.52 Purchase Agreement, dated July 17, 2003, by and among Antares Pharma, Inc., North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., SCO Capital Partners LLC, Vertical Ventures Investments, LLC and Paul Scharfer
          10.53 Registration Rights Agreement, dated July 17, 2003, by and among Antares Pharma, Inc., North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., SCO Capital Partners LLC, Vertical Ventures Investments, LLC and Paul Scharfer
          10.54   Form of Warrant, dated July 17, 2003
          10.55   Form of Lock-Up Agreement, dated July 17, 2003
          99.1    Press Release dated July 22, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 22, 2003                             ANTARES PHARMA, INC.


                                            By    /s/ Lawrence M .Christian
                                               ---------------------------------
                                                Lawrence M .Christian
                                                Chief Financial Officer, Vice
                                                President - Finance